Registration No. 33-6418

1940 Act File No. 811-4946

Rule 497(e)

THOMPSON IM FUNDS, INC.

LARGECAP FUND

MIDCAP FUND

BOND FUND

Supplement Dated January 23, 2014 to

Prospectus Dated March 31, 2013

Opening New Accounts Over the Internet

You will soon be able to open new accounts in the Funds over the Internet. This additional capability is expected to be available on or about March 31, 2014. Investors who wish to open new accounts in the Funds through a financial intermediary should continue to contact that intermediary directly.

The following information replaces the information under “To Open an Account by Internet” beginning on page 34 of the Prospectus effective as of March 31, 2014:

“To open a new account over the Internet and make an initial purchase of Fund shares, please visit our website at www.thompsonim.com. After clicking “Log In” to create a user name and password, follow the instructions to create your new account and to make an initial purchase. We will electronically debit your purchase proceeds from the financial institution account identified on your account application. If you establish your new account online, you do not need to provide a voided check to establish your bank account instructions.”

Change in Expense Reimbursement for the LargeCap Fund

Thompson Investment Management, Inc., investment advisor to the Funds, has contractually agreed to increase the amount of expenses it will reimburse the LargeCap Fund. Effective December 1, 2013, the Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the LargeCap Fund through March 31, 2015, so that the annual operating expenses of the Fund do not exceed 1.15% of its average daily net assets. The previous expense limitation was 1.20%.

As a result of this change, the following table and related text on Page 3 of the Prospectus are deleted and replaced in their entirety by the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution (12b-1) Fees	None
Other Expenses	0.36%
Total Annual Fund Operating Expenses	1.31%
Fee Waivers and/or Expense Reimbursements (1)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.15%

________________________

(1) The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the LargeCap Fund through March 31, 2015, so that the annual operating expenses of the Fund do not exceed 1.15% of its average daily net assets. This waiver/reimbursement may only be terminated by the Advisor with the consent of the Board of Directors of the Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$117	$399	$703	$1,565

Additional Performance Index for the Bond Fund

The Bond Fund will now use the Barclays 1-5 Year Credit Index as an additional performance index to complement its primary benchmark, the Barclays Government/Credit 1-5 Year Index. The Barclays U.S. Credit 1-5 Year Index is a market value weighted index comprised of publicly issued, investment-grade-rated corporate bonds and select non-corporate (foreign sovereign, supranational, foreign agency, and foreign local government) fixed-income securities with 1-5 years remaining until maturity. This additional performance index will provide investors with an additional metric against which to compare the performance of the Fund.

Although the makeup of the Fund’s portfolio is constantly changing, as of December 31, 2013, 88.83% of the Fund’s portfolio was invested in corporate bonds. Due to prevailing market conditions, the composition of the Fund’s portfolio as of that date was consistent with the composition of the Fund’s portfolio over the past 5 years. In addition, as of that date 83.25% of the Fund’s portfolio was invested in bonds rated BBB by Standard & Poor’s. For portfolio information current as of the most recent quarter-end, please call 1-800-999-0887 or visit our website at www.thompsonim.com. Compared to a portfolio that is more evenly allocated between government and corporate bonds, a portfolio that is heavily allocated to corporate bonds may provide higher returns, but is also subject to greater levels of credit and liquidity risk and to greater price fluctuations. A portfolio that is significantly allocated to bonds having lower investment-grade ratings may also be subject to greater levels of credit and liquidity risk and experience greater price fluctuations than a portfolio comprised of higher-rated investment-grade bonds.

Registration No. 33-6418

1940 Act File No. 811-4946

Rule 497(e)

THOMPSON IM FUNDS, INC.

LARGECAP FUND

MIDCAP FUND

BOND FUND

Supplement Dated January 23, 2014 to

Statement of Additional Information Dated March 31, 2013

Change in Expense Reimbursement for the LargeCap Fund

Thompson Investment Management, Inc., investment advisor to the Funds, has contractually agreed to increase the amount of expenses it will reimburse the LargeCap Fund. Effective December 1, 2013, the Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the LargeCap Fund through March 31, 2015, so that the annual operating expenses of the Fund do not exceed 1.15% of its average daily net assets. The previous expense limitation was 1.20%.

As a result of this change, the set percentage referred to in the first sentence on page 29 of the Statement of Additional Information with respect to the LargeCap Fund as “1.20%” should be deleted and replaced with “1.15%.”